MANAGED PORTFOLIO SERIES
(the “Trust”)

Principal Street High Income Municipal Fund
(the “Fund”)

Institutional Class – GSTAX
Investor Class - GSTEX

Supplement dated March 23, 2020 to the
Prospectus and Statement of Additional Information (“SAI”) for the Fund
dated December 29, 2019.

Effective immediately, Investor Class shares of the Fund are now available for purchase. The minimum initial investment amount for Investor Class shares of the Fund is increased from $1,000 to $25,000 and the minimum subsequent investment amount for Investor Class shares is increased to $1,000. All references in the Prospectus and Summary Prospectus to the Fund’s minimum initial investment amount are hereby updated to reflect the revised minimum initial investment amount. The Adviser may reduce or waive the investment minimums for the Institutional Class or Investor Class shares of the Fund.

In addition, the Board of Trustees of the Trust approved an increase in the 12b-1 fee for the Investor Class of the Fund from 0.25% to 0.50%. The following additional changes are being made to the Fund’s prospectus.

The “Fees and Expenses of the Fund” and “Example” on Page 1 of the Prospectus are hereby restated as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	Investor Class	Institutional Class
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	0.50%	None
Other Expenses	0.27%(1)	0.27%
Interest Expense	0.01%	0.01%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.34%	0.84%
Less: Fee Waiver and Expense Reimbursement (3)	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (2) (3)	1.25%	0.75%

(1)    Other expenses for the Investor Class are based on estimates for the current fiscal year.
(2) The Total Annual Fund Operating Expenses After Fee Waiver do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).
(3)    Principal Street Partners, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, AFFE, or extraordinary expenses) do not exceed 0.73% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$127	$416	$725	$1,605
Institutional Class	$77	$259	$457	$1,029

The “Class Descriptions” section on page 12 of the Prospectus is hereby replaced in its entirety as follows:

Class Descriptions

The Fund currently offers two different classes of shares. Investor Class shares and Institutional Class shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance. In addition, Investor Class shares impose a 0.50% Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class. See "Rule 12b-1 Distribution Fees" below for further information. Investor Class shares may be converted to Institutional Class shares if you are an eligible investor and your account balance exceeds the initial minimum investment for Institutional Class shares.

The Institutional Class is generally limited to institutional investors or certain programs, including the following:

•	Investors making purchases through financial intermediaries that aggregate customer accounts to accumulate the minimum initial investment;

•
Clients of financial intermediaries that have an agreement in place with Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”) or its affiliates who charge clients an ongoing fee for advisory, investment, consulting, or similar services, or who charge clients transaction fees with respect to their investments in the Funds;

•	Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;

•
Individuals and institutional investors, such as financial institutions, corporations, trusts, defined benefit plans, foundations, endowments, estates, and educational, religious, and charitable organizations;

•	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;

•	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;

•
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Internal Revenue Code, as amended, (the “Code”);

•	Certain qualified plans under Section 529 of the Code;

•	Certain insurance related products that have an agreement in place with the Distributor or its affiliates;

•	Certain advisory accounts of the Adviser or its affiliates;

•
Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and

•	Employee retirement plans sponsored by the Adviser or its affiliates.

At the time you purchase shares of a Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares. In addition, the Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.

This supplement should be retained with your Prospectus and SAI for future reference.